OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Supplement dated January 19, 2012

to the Statement of Additional Information dated December 29, 2011

This supplement amends the Statement of Additional Information of Oppenheimer International Small Company Fund (the "Fund"), dated December 29, 2011.

1. Frank Jennings, George Evans, Rajeev Bhaman, Randall Dishmon, Justin Leverenz and Shanquan Li are no longer Vice Presidents and Portfolio Managers of the Fund. All references to Messrs. Jennings, Evans, Bhaman, Dishmon, Leverenz and Li contained within this document are hereby removed.

2. The first two paragraphs in the section titled “Portfolio Managers,” beginning on page 38, are deleted in their entirety and replaced with the following:

Portfolio Manager. The Fund’s portfolio is managed by Rezo Kanovich, who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Kanovich has managed the Fund since January 19, 2012.

•	Other Accounts Managed. As of January 17, 2012, the Portfolio Manager did not manage other investment portfolios and accounts on behalf of the Manager or its affiliates.

3. The last paragraph in the section titled “Compensation of the Portfolio Managers" on page 40, is deleted in its entirety and replaced with the following:

The Lipper benchmark for Rezo Kanovich with respect to the Fund is Lipper – International Small/Mid-Cap Growth.

4. The section titled “Ownership of Fund Shares,” on page 40, is deleted in its entirety and replaced with the following:

Ownership of Fund Shares. As of January 17, 2012, the Portfolio Manager did not beneficially own any shares of the Fund.

January 19, 2012                                                                                                 PX0815.017

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Supplement dated January 19, 2012

to the Prospectus dated December 29, 2011

This supplement amends the Prospectus of Oppenheimer International Small Company Fund (the "Fund"), dated December 29, 2011.

1. The second footnote following the Fees and Expenses of the Fund table on page 3 is deleted in its entirety and is replaced with the following:

2. The Fund's transfer agent has voluntarily agreed to limit its fees for classes B, C, N, and Y to 0.35% of average annual net assets per class per fiscal year,  and to 0.30% of average net assets per fiscal year for Class A.  The Manager  has also  agreed to waive fees/and or reimburse Fund expenses in an amount equal to the indirect managment fees incurred through the Fund's investment in Oppenheimer Institutioanal Money Market Fund.  Each expense limitation may be amended or withdrawn after one year from the date of this prospectus.

2. The section titled “Principal Investment Strategies” beginning on page 3 is deleted in its entirety and is replaced with the following:

Principal Investment Strategies. The Fund invests mainly in common stock of companies that are domiciled, or have their primary operations, outside the United States and have market capitalizations of $5 billion or less (described as "small-cap companies").

•	Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies.

•	The Fund will invest at least 65% of its total assets in foreign securities.

The Fund's capitalization parameter can change as the relative market capitalizations of small-cap issuers change over time. The Fund measures capitalization at the time the Fund buys a security and is not required to sell the security if the issuer's capitalization changes.
The Fund's portfolio manager evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company's financial statements, management record and structure, operations, product development and industry competitive position. The portfolio manager also looks for companies with the ability to take advantage of business opportunities, and companies that are anticipated to have a positive cash flow in the future, although current cash flow may be negative. These factors may vary in particular cases and may change over time.

The portfolio manager considers the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

3. The section titled “Portfolio Managers” on page 6 is deleted in its entirety and is replaced with the following:

Portfolio Manager. Rezo Kanovich has been portfolio manager of the Fund since January 19, 2012.

4. The section titled “Investing in Domestic Securities” on page 8 is deleted in its entirety and is replaced with the following:

Investing in Domestic Securities. The Fund can invest in common and preferred stocks and debt securities of U.S. companies. It can also hold U.S. corporate and government debt securities for defensive and liquidity purposes.  Under normal market conditions, the Fund does not expect to invest a significant portion of its assets in securities of U.S. issuers.

5. The section titled “Portfolio Managers” on page 10 is deleted in its entirety and is replaced with the following:

Portfolio Manager. The Fund's portfolio is managed by Rezo Kanovich, who is primarily responsible for the day-today managment of the Fund's investments.  Mr. Kanovich has been portfolio manager of the Fund since January 19, 2012.

Mr. Kanovich has been a Vice President of the Manager since May 2009.  He has been a Senior Research Analyst of the Manager since 2007 and a Research Analyst of the Manager since 2005.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts he manages and his ownership of Fund shares.

January 19, 2012                                                                                                                              PS0815.036